UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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SCHEDULE 14A INFORMATION

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CALERES, INC.
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CALERES, INC.

8300 MARYLAND AVENUE

ST. LOUIS, MO 63105

V93600-P47778

Your Vote Counts! CALERES, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET. For shares held in a Plan, vote by May 26, 2026 11:59 PM ET.

You invested in CALERES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors

	Nominees:		For
	01) Lisa A. Flavin	06) Ward M. Klein
	02) Brenda C. Freeman	07) Molly Langenstein
	03) Kyle F. Gendreau	08) Wenda Harris Millard
	04) Lori H. Greeley	09) John W. Schmidt
	05) Mahendra R. Gupta	10) Bruce K. Thorn

2.	Ratification of Ernst & Young LLP as the Company’s independent registered public accountants.		For

3.	Approval of the Company’s Incentive and Stock Compensation Plan of 2026.		For

4.	Approval, by non-binding advisory vote, of the Company’s executive compensation.		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V93601-P47778